Commitments and Contingencies	9 Months Ended
Sep. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
License Agreements
The Company has entered into an exclusive license agreement with UCL Business Ltd, ("UCLB") which has subsequently been amended and restated. In connection with the UCLB license agreement, the Company is required to make annual license payments and may be required to make payments to UCLB upon the achievement of specified milestones. During the three and nine months ended September 30, 2023, less than $0.1 million and $0.2 million was paid or payable to UCLB by the Company, respectively, relating to the income allocable to the value of the sublicensed intellectual property rights.
In November 2019, the Company entered into an exclusive license agreement with Noile-Immune Biotech Inc. ("Noile") under which the Company will have the right to develop CAR T cell therapies incorporating Noile’s PRIME (proliferation-inducing and migration-enhancing) technology. The Company may be obligated to make additional payments to Noile upon the achievement of development milestones and receipt of regulatory approvals product sale milestones, as well as royalty payments based on possible future sales resulting from the utilization of the licensed technology.
In July 2022, the Company renegotiated a master services agreement with Adaptive Biotechnologies Corporation ("Adaptive"), under which Adaptive's assay is used to analyze patient samples from relapsed/refractory B Cell Acute Lymphoblastic Leukemia (rrB-ALL) patients. Under the agreement, the Company is obligated to make specified payments to Adaptive upon the achievement and receipt of certain regulatory approvals and achievement of commercial milestones in connection with the Company's use of the Adaptive assay.
In September 2023, the Company entered into a non-exclusive sublicense agreement with Miltenyi Biotech B.V. & Co. KG ("Miltenyi") under which the Company will have the right to develop, manufacture and use Miltenyi's or affiliates' sublicensed products. Under the agreement, the Company is obligated to make specified payments to Miltenyi upon the achievement of certain regulatory and clinical milestones. The Company recognized $0.4 million in aggregate relating to an upfront license payment and milestone payment which was deemed probable during the three and nine months ended September 30, 2023.
The Company recognizes the regulatory, clinical and commercial milestones when probable. The Company concluded that, as of September 30, 2023, there were no other milestones for which the likelihood of achievement was currently probable relating to either of the UCLB, Noile, Adaptive or Miltenyi contracts.
Legal Proceedings
From time to time, the Company may be a party to litigation or subject to claims incident to the ordinary course of business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors. The Company was not a party to any litigation and did not have contingency reserves established for any liabilities as of September 30, 2023 and December 31, 2022.
Capital Commitments
As of September 30, 2023, the Company’s unconditional purchase obligations for capital expenditure totaled $4.2 million and include signed orders for capital equipment and capital expenditure for construction and related expenditure relating to its properties in the United Kingdom and the United States.
Blackstone Strategic Collaboration and Financing Agreement
Refer to Note 10, "Liability related to future royalties and sales milestone, net" for further details to the Blackstone Collaboration Agreement.
Leases
Lease payments under operating leases as of September 30, 2023 and information about the Company’s lease arrangements are disclosed in Note 11, "Leases".